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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): JULY 11, 2001
                                                  ------------------------------


                        ADVANCED ENERGY INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       000-26966                84-0846841
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


 1625 SHARP POINT DRIVE, FORT COLLINS, COLORADO                     80525
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    (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: 970-221-4670
                                                    ----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

On July 11, 2001, Advanced Energy Industries, Inc. reported its financial results for the second quarter of 2001 and the six-month period ended June 30, 2001. The text of the press release is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              Exh. No.              Description
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
                 99.1               Press Release dated July 11, 2001


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2001                     Advanced Energy Industries, Inc.



                                        By:    /s/ Richard P. Beck
                                               ---------------------------------
                                        Name:  Richard P. Beck
                                        Title: Senior Vice President and Chief
                                               Financial Officer


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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

  99.1                   Press Release dated July 11, 2001